KRAMER LEVIN NAFTALIS & FRANKEL LLP




                                                     September 19, 2005


Mercantile Funds, Inc.
Two Hopkins Plaza
Baltimore, Maryland 21201

                  Re:      Mercantile Funds, Inc.
                           Post-Effective Amendment No. 40
                           File No. 33-27491; ICA No. 811-5782
                           ------------------------------------

Ladies and Gentlemen:

            We hereby consent to the reference to our firm as Counsel in this Post-Effective Amendment No. 40 to Registration Statement No. 33-27491 on Form N-1A.



                                Very truly yours,



                                /s/ Kramer Levin Naftalis & Frankel LLP